. 016570| 003590|127C|RESTRICTED||4|057-423
COMMON STOCK
PAR VALUE $0.01
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND GOLDEN, CO
Certificate Number
ZQ 000000
Shares
* * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * *
THE ORCHARD ENTERPRISES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR. SAMPLE & MRS. SAMPLE &**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. SAMPLE & MRS. SAMPLE David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
CUSIP 68562L 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of
**600620**Shares****600620**Shares****600620**Shares****600620**Shar es****600620**Shares****600620**Shares****600620**Shares****600620** Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Share s****600620**Shares****600620**Shares****600620**Shares****600620**S hares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****600620**Sh ares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares* ***600620**Shares****600620**Shares****600620**Shares****600620**Sha res****60 * * * SIX HUNDRED THOUSAND 0620**Shares****600620**Shares****600620**Shares****600620**Shares** **600620**Shares****600620**Shares****600620**Shares****600620**Shar es****600 620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares***600620**Shares****600620**Shares ****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares* ***600620 **Shares****600620**Shares****600620**Shares****600620**Shares****60 0620**Shares****600620**Shares****600620**Shares****600620**Shares** **600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****6006 20**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**S hares****600620**Shares****600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Sh
FULLY PAID AND NONASSESSABLE COMMON SHARES, $0.01 PAR VALUE PER SHARE OF
The Orchard Enterprises, Inc. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Company and the facsimile signature of its duly authorized officer.
Chief Executive Officer
Chief Financial Officer
DATED <<Month Day, Year>> COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE
CUSIP Holder ID Insurance Value Number of Shares DTC Certificate Numbers
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
Total Transaction
XXXXXX XX X
XXXXXXXXXX
1,000,000 .00
123456
12345678 123456789012345
Num/No . Denom. Total
1 1 1
2 2 2
3 3 3
4 4 4
5 5 5
6 6 6
7

THE ORCHARD ENTERPRISES, INC.
The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation’s Secretary at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . .
(Cust)(Minor) TEN ENT — as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . .
(State)
JT TEN — as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ___hereby sell, assign and transfer unto
___ ___
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
___ ___ ___ ___
___ ___Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ___ ___Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated: ___20___Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature: ___
Signature: ___Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.